As filed with the Securities and Exchange Commission on June 14, 2001

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): June 11, 2001

                            CHANDLER (U.S.A.), INC.
            (Exact name of registrant as specified in its charter)

                                    OKLAHOMA
                 (State or other jurisdiction of incorporation)

                1-15135                                73-1325906
        (Commission File Number)          (I.R.S. Employer Identification No.)

           1010 MANVEL AVENUE
           CHANDLER, OKLAHOMA                            74834
(Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code:  405-258-0804

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                                                                        PAGE 1
Item 4.  Changes in Registrant's Certifying Accountants.
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     On June 11, 2001, the Audit Committee of the Board of
Directors of Chandler (U.S.A.), Inc. (the "Company") determined not to re-engage its independent auditors, Deloitte & Touche LLP
("Deloitte"), and appointed Tullius Taylor Sartain & Sartain LLP
("Tullius Taylor") as its new independent auditors for the fiscal year ending December 31, 2001.

     The reports of Deloitte on the consolidated financial statements of the Company for its fiscal years ended December 31, 2000 and December 31, 1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles; except, Deloitte's reports for the last two fiscal years included an explanatory paragraph stating that the Company is involved in various legal proceedings, the outcome of which is uncertain. During the Company's two most recent fiscal years and the subsequent interim period through March 31, 2001,
(i) there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports (a "Disagreement") and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (a "Reportable Event").

     The Company has not, during the Company's two most recent fiscal years or the subsequent interim period through March 31, 2001, consulted with Tullius Taylor regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that Tullius Taylor concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a Disagreement with Deloitte or a Reportable Event.

     The Company has furnished Deloitte with a copy of this Form 8-K and has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Deloitte's letter to the Commission, dated June 14, 2001, is filed as Exhibit 16.1 to this current report on Form 8-K.

Item 7. Financial Statements and Exhibits.
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        (c) Exhibits.
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         16.1 Letter from Deloitte & Touche LLP to the Securities
              and Exchange Commission dated June 14, 2001.

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                                                                        PAGE 2

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.



                                       CHANDLER (U.S.A.), INC.


Date: June 14, 2001                    By:  /s/ W. Brent LaGere
                                       --------------------------
                                       W. Brent LaGere
                                       Chairman of the Board and
                                       Chief Executive Officer
                                       (Principal Executive Officer)

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                                                                        PAGE 3


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                             EXHIBIT INDEX

16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated June 14, 2001.

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                                                                        PAGE 4

                                                                  Exhibit 16.1

June 14, 2001

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agreed with the comments in Item 4 of Form 8-K of Chandler (U.S.A.), Inc. dated June 14, 2001.

Yours truly,

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
Tulsa, Oklahoma